SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12501 Patterson Avenue, Richmond, Virginia              23233
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7500
                                                    ------------------------


------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

         On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On June
         30, 2003 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended May 31, 2003, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended May, 2003 as filed with the United
               States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  July 16, 2003                        By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                   EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                   May 31,     February 28,
                                                    2003          2003
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    6,743    $    8,426
    Accounts Receivable, Net                             --            --
    Inventories                                      45,905        45,821
    Other Receivables                                 4,972         4,674
    Prepaid Expenses                                  3,373         2,545
                                                  ---------     ---------
    Total Current Assets                             60,993        61,466
                                                  ---------     ---------

    Land and Buildings                               19,587        19,988
    Fixtures, Furniture and Vehicles                 10,140         9,965
    Leasehold Improvements                           23,676        23,727
    Construction in Progress                            137            48
                                                  ---------     ---------
    Total Property and Equipment                     53,540        53,728
    Accumulated Depreciation and Amortization        23,059        22,229
                                                  ---------     ---------
    Property and Equipment, Net                      30,481        31,499
                                                  ---------     ---------

    Other Assets                                    104,115       104,121
                                                  ---------     ---------
    TOTAL ASSETS                                 $  195,589    $  197,086
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $       --
    Accounts Payable                                  2,982         2,896
    Accrued Expenses                                 22,745        22,250
    Income Tax Currently Payable                         --           114
    Deferred Revenue                                  7,252         7,151
                                                  ---------     ---------
    Total Current Liabilities                        32,979        32,411
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --            --
    Deferred Income Taxes                                --            --
    Liabilities Subject to Compromise               711,990       711,990

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,526       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (911,777)     (909,712)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (549,380)     (547,315)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  195,589    $  197,086
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended   Three Months Ended
                                            May 31, 2003       May 31, 2003
                                         ------------------  ------------------

Sales                                              $ 28,172           $ 78,331
Costs of Sales                                       15,655             43,663
                                                    -------            --------
    Maintained Margin                                12,517             34,668


Other Income                                          3,481              7,086
                                                    -------            --------
    Total Income                                     15,998             41,754


Selling, General & Administrative Expense            14,417             41,422
Interest Expense                                         35                155
                                                    -------            --------
    Total Operating Expense                          14,452             41,577

Operating Income Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes         1,546                177

Reorganization Items:
  Store and Distribution Center Exit Costs             (270)              (269)
  Credit Operations Exit Costs                           --                 --
  Asset Impairment                                       --                (26)
  Interest Income                                        --                 --
  Trustee Fees                                           --                (11)
  Professional Fees                                    (877)            (1,700)
                                                    -------            --------
     Total Reorganization Items                      (1,147)            (2,005)

Delivered Sales Adjustment                             (704)              (237)
                                                    -------            --------
Income (Loss) Before Income Taxes                      (305)            (2,065)
Income Taxes                                             --                 --
                                                    -------            --------
Net Income (Loss)                                  $   (305)         $  (2,065)
                                                    =======            ========

Income (Loss) per Share                            $  (0.01)         $   (0.03)

Diluted Shares                                       60,763             60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended    Three Months Ended
                                             May 31, 2003        May 31, 2003
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)                                $   (305)          $  (2,065)
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                      308                 928
   Reorganization items                             1,245               2,103
   Sold not delivered adjustment                      704                 237
   Change in operating assets and liabilities:
       Accounts receivable                             --                  --
       Other receivables                             (521)               (528)
       Inventories                                  1,946                (114)
       Prepaid expenses                              (645)               (811)
       Deferred taxes                                  --                  --
       Deferred revenue                                 5                  48
       Accounts payable                               482                  86
       Accrued expenses                               200              (1,629)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                              3,419              (1,745)
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                (269)               (334)
  Disposals of property and equipment                 411                 424
  Proceeds from dispositions of fixed
    assets - reorganization                            10                  10
  Miscellaneous investments                           (37)                (37)
                                                 ---------           ---------
Net cash provided by investing activities             115                  62
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                       --                  --
  Payments of long-term debt                           --                  --
  DIP proceeds (payments) - Revolving Facility         --                  --
  DIP proceeds (payments) - Term Facility              --                  --
  Restricted cash                                      --                  --
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                 --                  --
                                                 ---------           ---------
Net increase in cash                                3,534              (1,683)
Cash at beginning of period                         3,209               8,426
                                                 ---------           ---------
Cash at end of period                           $   6,743         $     6,743
                                                 =========           =========
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